SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 23, 2000
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                             JACOBSON STORES INC.
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            (Exact name of registrant as specified in its charter)

           Michigan                    0-6319                 38-0686330
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(State or other jurisdiction       (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification No.)


  3333 Sargent Road, Jackson, Michigan                            49201-8847
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (517) 764-6400
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Item 8.    Change in Fiscal Year.


           Effective March 23, 2000 the Company changed the fiscal year for Jacobson Stores Inc. to end on the Saturday that is nearest to January 31 each year.

           Previously, the fiscal year ended on the last Saturday in January.

           The report covering the additional one week period for the fiscal year ending February 3, 2001 will be the Form 10-K for the current fiscal year.







                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 3, 2000                                JACOBSON STORES INC.
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                                                       (Registrant)

                                              By: /s/  Paul W. Gilbert
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                                                       Paul W. Gilbert

                                              Its: Vice Chairman of the Board
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